Income Taxes	9 Months Ended	12 Months Ended
	Jun. 30, 2020	Sep. 30, 2019
Income Tax Disclosure [Abstract]
Income Taxes
15.	INCOME TAXES

The Company calculates the interim tax provision in accordance with the provisions of ASC 740-270, Income Taxes; Interim Reporting, specifically ASC-740-270-25-2. For interim periods, the Company estimates the annual effective income tax rate (“AETR”) and applies the estimated rate to the year-to-date income or loss before income taxes. The effective income tax rates for the nine months ended June 30, 2020 and 2019 were 6.8% and 20.0%, respectively. For the nine months ended June 30, 2020, the Company’s effective tax rate was impacted by nondeductible stock-based compensation related to the IPO conversion, as well as limitations on the deductibility of officer’s compensation as a public company.

The Company adopted ASU No. 2016-16, Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory, on October 1, 2019. The updated guidance requires companies to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs. Income tax effects of intra-entity transfers of inventory will continue to be deferred until the inventory has been sold to a third party. The adoption of this standard did not have a material impact on the Company’s Consolidated Financial Statements.

13.	INCOME TAXES

The Company’s operations are substantially all domestic. Components of the income tax expense (benefit) for the periods ended:

	Years Ended September 30,
(In thousands)	2019	2018
Current:
Federal	$(62)	$(41)
State and local	1,428	1,054

Total current	1,366	1,013
Deferred:
Federal	(3,128)	(25,534)
State and local	(2,193)	1,409

Total deferred	(5,321)	(24,125)

Income tax benefit	$(3,955)	$(23,112)

The effective income tax rate was different from the statutory U.S. federal income tax rate of 21% and 21% for the years ended September 30, 2019 and 2018, respectively, due to the following:

(In thousands)	Year Ended September 30, 2019	Rate	Year Ended September 30, 2018	Rate
Income tax benefit / federal statutory rate	$(5,072)	21.0%	$(3,437)	21.0%
State and local taxes—net of federal benefit	(667)	2.8	275	(1.7)
Increase in valuation allowance	20	(0.1)	140	(0.9)
Increase in valuation allowance—impact of US tax reform	—	—	902	(5.5)
Share based compensation	685	(2.8)	558	(3.4)
State tax law change	—	—	1,453	(8.9)
Deferred impact of US tax reform rate change	—	—	(23,409)	143.0
Nondeductible transaction costs	407	(1.7)	—	—
Meals and entertainment	350	(1.5)	206	(1.3)
Other	322	(1.3)	200	(1.2)

Income tax benefit / effective tax rate	$(3,955)	16.4%	$(23,112)	141.2%

Significant components of the deferred tax assets and liabilities were as follows:

	As of September 30,
(In thousands)	2019	2018
Deferred tax asset:
Federal net operating loss carryforwards	$19,706	$17,366
State loss carryforwards and other benefits	8,866	7,352
Inventory reserves	7,867	9,418
Warranty reserves	2,819	2,366
Legal reserves	451	410
Accrued expenses	5,992	4,003
Disallowed interest carryforward	9,222	—
Valuation allowance	(5,250)	(5,230)

Total deferred tax assets	49,673	35,685

Deferred tax liabilities:
Intangibles—net	(51,823)	(56,439)
Property, plant and equipment	(31,332)	(18,214)
Indemnification receivable related to warranty reserves	(521)	(506)

Total deferred tax liabilities	(83,676)	(75,159)

Net deferred tax liability	$(34,003)	$(39,474)

At September 30, 2019, the Company has approximately $81.9 million (gross of tax) of net operating loss carryforwards for federal income tax purposes which begin to expire after 2031 and $14.1 million of net operating loss carryforwards for federal income tax purposes that have an indefinite carry-forward period. Additionally, the Company has approximately $84.9 million of net operating loss carryforwards for state and local tax purposes, which expire in varying amounts beginning in 2020 and through 2037. The valuation allowance was determined in accordance with the provisions of ASC 740, which requires that a valuation allowance be established and maintained when management’s analysis indicates it is “not more likely than not” that all or a portion of deferred tax assets will be realized. The valuation allowance for certain net deferred tax assets of $5.3 million and $5.2 million at September 30, 2019 and 2018, respectively, is attributable to the uncertainty as to the realization of state deferred tax assets related to Pennsylvania state tax loss carryforwards at certain U.S. subsidiaries of the Company (CPG International LLC and Scranton Products, Inc.). The activity in the valuation allowance was as follows for the fiscal years ended September 30:

	Years Ended September 30,
(In thousands)	2019	2018
Beginning balance	$5,230	$4,188
Charged to expense	20	140
Impact of US Tax Reform	—	902

Ending balance	$5,250	$5,230

A reconciliation of the beginning and ending balances for liabilities associated with unrecognized tax benefits is as follows:

	Years Ended September 30,
(In thousands)	2019	2018
Beginning balance	$924	$1,156
Unrecognized tax benefits related to prior years	37	30
Unrecognized tax benefits related to the current year	—	—
Settlements	—	—
Revaluation of prior year reserve at 21% rate	—	(262)

Ending balance	$961	$924

Unrecognized tax benefits of $0.5 million and $0.5 million are recorded as an offset to certain non-current deferred tax assets at September 30, 2019 and 2018, respectively. The total liabilities associated with the unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate were $1.0 million and $0.9 million at September 30, 2019 and 2018, respectively. It is not anticipated that the balance of unrecognized tax benefits will change significantly over the next twelve months.

When applicable, the Company’s practice is to recognize interest and penalties related to uncertain income tax positions in income tax expense. For the years ended September 30, 2019 and September 30, 2018 the amounts recognized by the Company for interest and penalties were not material. The corresponding liability recorded in the consolidated balance sheet as of September 30, 2019 and 2018 was also not material.

The Company and its subsidiaries file U.S. federal income tax returns. The Company and its subsidiaries’ federal income tax returns for tax years 2013 and beyond are open tax years subject to examination by the Internal Revenue Service (“IRS”). The Company also has net operating loss carry-forwards from prior to 2013, which are subject to examination upon future utilization of such losses. The Company and its subsidiaries also file income tax returns in various state jurisdictions, as appropriate, with varying statutes of limitation. Certain subsidiaries file federal and provincial income tax returns in Canada. These returns are not material to the consolidated income tax provision.

US Tax Reform Legislation

On December 22, 2017, the President of the United States signed into law H.R. 1, comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). Except for certain provisions, the Tax Act is effective for tax years beginning on or after January 1, 2018. As a fiscal year U.S. taxpayer, the majority of the provisions, such as new limitations on certain business deductions, including the limitation on the Company’s interest expense deduction, applied to the Company beginning in fiscal 2019. For fiscal 2018 and effective in the three months ended December 31, 2017, the most significant impact included: lowering of the U.S. federal corporate income tax rate and remeasuring certain net deferred tax assets and liabilities. The phase in of the lower corporate income tax rate resulted in a blended rate of 24.5% for fiscal 2018, as compared to the previous rate of 35%. The tax rate was reduced to 21% in subsequent fiscal years. Because the Company has net operating loss carry-forwards and was not expected to owe federal tax in the fiscal year 2018 tax return, the remeasurement of deferred taxes and the annual effective tax rate for the period are calculated using the future federal tax rate of 21%. In the year ended September 30, 2018, the Company recorded a $22.5 million net income tax benefit for the remeasurement of certain deferred tax assets and liabilities. The Company’s effective tax rate was significantly impacted by the recognition of this remeasurement.

In December 2017, the SEC issued Staff Accounting Bulletin No. 118 (“SAB 118”) which provided guidance on how companies should account for the tax effects related to the Tax Act. According to SAB 118, companies were to make a good faith effort to compute the impact of the Tax Act in a timely manner once the company obtained, prepared, and analyzed the information needed to complete their accounting requirements under ASC 740. The measurement period for SAB 118 ended December 22, 2018, and companies are now required to report the impact of the Tax Act using existing tax law and other sources of authority. The Company was able to record the impact of the Tax Act without using the measurement period provisions of the Tax Act. The material elements of the Tax Act are reflected in the rate reconciliation as final.

Certain law changes from the Tax Act require the Company to analyze new items including, but not limited to, limitations on interest deductions and accelerated cost recovery of fixed assets. The Company has made policy decisions as to how to account for the tax effects of these items, as required by authoritative regulatory guidance, and will continue to analyze the impact as additional authoritative and technical guidance is issued and finalized at the federal and state levels.

The Tax Act also revised the definition of “covered employees” who are subject to the $1.0 million limitation imposed on deductions for executive compensation paid by publicly-traded corporations. As a result, the limitation now applies to the chief executive officer, the chief financial officer, the three other highest- compensated employees and any employee who was a covered employee for any taxable year beginning after 2016. The Tax Act also eliminated the exception to this rule for commission or performance-based compensation paid to these covered employees. This new provision generally does not apply to compensation paid pursuant to a written contract in effect on or before November 3, 2017 that is not materially modified or renewed. Based on this new provision, if and when the Company becomes publicly traded, it will adjust its Deferred Tax Asset related to future stock compensation deductions for amounts that it does not expect it will be able to deduct in the future. The Company will continue to analyze executive compensation in future periods and adjust the Deferred Tax Asset for limitations of estimated future compensation deductions as information becomes available.